                                                                   EXHIBIT 10.81

                  LIMITED WAIVER, CONSENT AND SEVENTH AMENDMENT
                               TO CREDIT AGREEMENT

        THIS LIMITED WAIVER, CONSENT AND SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of September 5, 2003, among QUORUM BROADCASTING COMPANY, INC., a Delaware corporation ("Quorum I"), QUORUM BROADCASTING COMPANY, LLC, a Delaware limited liability company ("Quorum II"), VHR BROADCASTING, INC., a Tennessee corporation ("VHR"), and MISSION BROADCASTING OF AMARILLO, INC., a Delaware corporation ("Mission", and together with Quorum I, Quorum II and VHR, each a "Borrower" and collectively the "Borrowers"), QUORUM BROADCAST HOLDINGS, LLC, a Delaware limited liability company ("Parent I"), QUORUM BROADCAST HOLDINGS, INC., a Delaware corporation ("Parent II", and together with Parent I, each a "Parent" and collectively the "Parents"), the Lenders (as such term is defined in the hereinafter described Credit Agreement), and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                                R E C I T A L S:

        A. The Borrowers, the Parents, the Administrative Agent, Union Bank of California, N.A., as Managing Agent and Documentation Agent, and the several Lenders parties thereto entered into that certain Credit Agreement, dated as of April 16, 1999 (as amended through the date hereof, and as may be further amended, modified, restated, supplemented, renewed, extended, increased, rearranged or substituted from time to time, the "Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

        B. The Borrowers, the Administrative Agent and certain Lenders party thereto entered into that certain letter agreement, dated as of March 26, 2003 (the "Consent") by which the Majority Lenders consented to the sale of certain assets of Quorum Broadcasting of Indiana, Inc. and Quorum of Indiana License, LLC to GNS Media Evansville, Inc. (the "Divestiture").

        C. The Borrowers have requested that the Lenders make certain amendments to the Credit Agreement as described herein to provide, among other things, modification of the scheduled amortization of the Loans and modification of certain financial covenants.

        D. The Borrowers have requested that the Lenders waive compliance with certain financial covenants set forth in the Credit Agreement and remove the "Drop Dead Date" as defined in the Consent.

        E. The Borrowers have requested that the Lenders consent to (i) Parent I entering into a merger agreement with Nexstar Broadcasting Group, LLC ("Nexstar") (the "Merger Agreement") and (ii) Parent I, on behalf of itself and all of its Subsidiaries (including the Borrowers) entering into an operating agreement with Nexstar Management, Inc. ("NMI") in connection therewith, setting forth certain rights and obligations of Parent I and its Subsidiaries and NMI with respect to the operation and management of the Borrowers during the executory period of the Merger Agreement (the "Operating Agreement").

        F. The Lenders are willing to (i) make the requested amendments to the Credit Agreement, (ii) grant the requested waiver and remove the Drop Dead Date from the Consent, and (iii) consent to Parent I entering into the Merger Agreement and the Operating Agreement, all as set forth herein, subject in each case to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Parents and the Borrowers set forth herein.

        NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto agree hereby as follows:

        Section 1. AMENDMENTS TO CREDIT AGREEMENT

        Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Parents and the Borrowers herein contained, the Parents, the Borrowers and the Lenders hereby agree to amend the Credit Agreement as set forth in this Section 1.

        (a) Amendment to Section 1.1. Effective as of the Amendment Effective Date, Section 1.1 of the Credit Agreement is amended by inserting the following additional definitions in appropriate alphabetical order therein:

                        "Additional Margin": Commencing January 1, 2004, and
                continuing through and including the earlier of (a) June 30, 2004, or (b) the date upon which the outstanding principal balance of the Loans has been reduced to $73,000,000 or less, 0.50%. Commencing July 1, 2004, and continuing through and including the earlier of (a) December 31, 2004, or (b) the date upon which the outstanding principal balance of the Loans has been reduced to $73,000,000 or less, 1.00%.

                        "Consent": That certain letter agreement dated as of
                March 26, 2003, among the Borrowers, the Administrative Agent, and the Lenders party thereto pursuant to which Majority Lenders consented to the Divestiture, as amended from time to time.

                        "Divestiture": The sale of certain assets of Quorum
                Broadcasting of Indiana, Inc. and Quorum of Indiana License, LLC, to GNS Media Evansville, Inc. pursuant to an Asset Purchase Agreement dated as of April 1, 2003, as amended from time to time pursuant to amendments permitted by the Consent.

                        "Sixth Amendment": That certain Sixth Amendment to
                Credit Agreement dated as of June 19, 2003, executed by and among the Borrowers, the Parents, the Administrative Agent and the Lenders.

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        (b)     Further Amendment to Section 1.1. Effective as of the Amendment
Effective Date, Section 1.1 of the Credit Agreement is amended by amending and restating the following definitions in their entirety, as follows:

                        "Applicable Margin": With respect to each Eurodollar
                Loan at any date, 4.50%, per annum, and with respect to each Base Rate Loan at any date, 3.25%, per annum; provided that, if the outstanding principal balance of the Loans has not been reduced to $73,000,000 or less prior to January 1, 2004, then commencing January 1, 2004, the Applicable Margin with respect to each Eurodollar Loan at any date shall be 4.50%, per annum, plus the applicable Additional Margin, if any, and the Applicable Margin with respect to each Base Rate Loan at any date shall be 3.25%, per annum, plus the applicable Additional Margin, if any.

                        "Combined Consolidated Fixed Charges": For any period,
                the sum obtained by adding together the Consolidated Fixed Charges of each of Parent I, VHR and Mission for such period.

                        "Consolidated Capital Expenditures": for any period, for
                any Person, the aggregate of all expenditures by such Person and its Subsidiaries for such period which should be capitalized according to GAAP on a consolidated balance sheet of such Person and its Subsidiaries, including all expenditures with respect to fixed or capital assets which should be so capitalized and, without duplication, the amount of all Capital Lease Obligations; it being understood that "Consolidated Capital Expenditures" shall not include, without duplication, (i) payments made or accrued in respect of Consolidated Film Payment Obligations of such Person, or (ii) payments made by such Person for repairs or replacement of tower equipment of the Quorum Entities which was damaged at the Springfield, Missouri station in December 2001 or for repairs or replacement of broadcasting equipment of the Quorum Entities damaged at the Monroe, Louisiana station during 2002.

                        "Consolidated Fixed Charges": For any period, for any
                Person, the sum of (i) Consolidated Debt Service of such Person for such period, plus (ii) the Consolidated Capital Expenditures of such Person during such period, plus (iii) the Consolidated Income Tax Expense of such Person for such period.

        (c) Amendment to Section 2.4(c). Effective as of the Amendment Effective Date, Section 2.4(c) of the Credit Agreement is deleted in its entirety and is replaced with the following in lieu thereof:

                        (c) Each Term B Loan shall mature, and the outstanding
                principal amount thereof shall be due and payable (together with interest accrued thereon), on the Term B Maturity Date. In addition, on the last day of each Fiscal Quarter, commencing on September 30, 2003, and ending on December 31, 2004, VHR

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                shall repay, and there shall become due and payable, a principal installment on the Term B Loans in the amounts set forth below opposite the payment date:

                   PAYMENT DATE                       PAYMENT AMOUNT
                   ------------                       --------------

                September 30, 2003                    $     843,000
                December 31, 2003                     $     843,000
                March 31, 2004                        $   1,967,000
                June 30, 2004                         $   1,405,000
                September 30, 2004                    $   2,251,000
                December 31, 2004                All remaining outstanding
                                              principal, together with accrued
                                                    and unpaid interest

        (d) Amendment to Section 2.4(e). Effective as of the Amendment Effective Date, Section 2.4(e) of the Credit Agreement is deleted in its entirety and is replaced with the following in lieu thereof:

                        (e) Each Term C Loan shall mature, and the outstanding principal amount thereof shall be due and payable (together with interest accrued thereon), on the Term C Maturity Date. In addition, on the last day of each Fiscal Quarter, commencing on September 30, 2003, and ending on December 31, 2004, Mission shall repay, and there shall become due and payable, a principal installment on the Term C Loans in the amount set forth below opposite the applicable payment date:

                   PAYMENT DATE                       PAYMENT AMOUNT
                   ------------                       --------------

                September 30, 2003                    $     119,000
                December 31, 2003                     $     119,000
                March 31, 2004                        $     277,000
                June 30, 2004                         $     198,000
                September 30, 2004                    $     317,000
                December 31, 2004           All remaining outstanding principal,
                                             together with accrued and unpaid
                                                        interest

        (e) Amendment to Section 4.1(d). Effective as of the Amendment Effective Date, Section 4.1(d) of the Credit Agreement is deleted in its entirety and is replaced with the following in lieu thereof:

                        (d) Interest shall be due and payable in arrears on each Interest Payment Date; provided that (i) interest accruing pursuant to Section 4.1(c) shall be payable from time to time on demand and (ii) payment of interest accruing at the Additional Margin shall be deferred until the earlier of (A) December 31, 2004,

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                or (B) the date on which the Lenders shall receive payment in full of the Obligations and termination of the Commitments including outstanding letters of credit.

        (f) Amendment to Section 4.2(c). Effective as of the Amendment Effective Date, clause (i) of Section 4.2(c) of the Credit Agreement is deleted in its entirety and is replaced with the following in lieu thereof:

                        (i) the Quorum Borrowers shall make prepayments of the principal amount of Revolving Credit Loans outstanding at the end of the Revolving Credit Commitment Period on the last day of each Fiscal Quarter, commencing on September 30, 2003, in the amounts set forth below opposite such payment date:

                   PAYMENT DATE                       PAYMENT AMOUNT
                   ------------                       --------------

                September 30, 2003                    $      538,000
                December 31, 2003                     $      538,000
                March 31, 2004                        $    1,256,000
                June 30, 2004                         $      897,000
                September 30, 2004                    $    1,432,000
                December 31, 2004           All remaining outstanding principal,
                                             together with accrued and unpaid
                                                         interest

        (g) Amendment to Section 8.1(a). Effective as of the Amendment Effective Date, Section 8.1(a) of the Credit Agreement is deleted in its entirety and is replaced with the following in lieu thereof:

                        (a) Combined Leverage Ratio. Permit the Combined Leverage Ratio at the end of the applicable Fiscal Quarter described below to be greater than the ratio set forth opposite such Fiscal Quarter below:

        FISCAL QUARTER ENDING                             RATIO
        ---------------------                             -----

        September 30, 2003                            8.70 to 1.00
        December 31, 2003                             8.90 to 1.00
        March 31, 2004                                8.40 to 1.00
        June 30, 2004                                 7.70 to 1.00
        September 30, 2004                            7.05 to 1.00
        December 31, 2004                             6.75 to 1.00

        (h) Amendment to Section 8.1(b). Effective as of the Amendment Effective Date, Section 8.1(b) of the Credit Agreement is deleted in its entirety and is replaced with the following in lieu thereof:

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                        (b)     Combined Interest Coverage Ratio. Permit the
                Combined Interest Coverage Ratio at the end of the applicable Fiscal Quarter described below to be less than the ratio set forth opposite such Fiscal Quarter below:

        FISCAL QUARTER ENDING                             RATIO
        ---------------------                             -----

        September 30, 2003                            1.70 to 1.00
        December 31, 2003                             1.75 to 1.00
        March 31, 2004                                2.00 to 1.00
        June 30, 2004                                 2.35 to 1.00
        September 30, 2004                            2.65 to 1.00
        December 31, 2004                             2.70 to 1.00

        (i) Amendment to Section 8.1(c). Effective as of the Amendment Effective Date, Section 8.1(c) of the Credit Agreement is deleted in its entirety and is replaced with the following in lieu thereof:

                        (c) Combined Senior Leverage Ratio. Permit the Combined Senior Leverage Ratio at the end of the applicable Fiscal Quarter described below to be greater than the ratio set forth opposite such Fiscal Quarter below:

        FISCAL QUARTER ENDING                             RATIO
        ---------------------                             -----

        September 30, 2003                            6.50 to 1.00
        December 31, 2003                             6.55 to 1.00
        March 31, 2004                                6.10 to 1.00
        June 30, 2004                                 5.50 to 1.00
        September 30, 2004                            4.95 to 1.00
        December 31, 2004                             4.65 to 1.00

        (j) Amendment to Section 8.1(d). Effective as of the Amendment Effective Date, Section 8.1(d) of the Credit Agreement is deleted in its entirety and is replaced with the following in lieu thereof:

                        (d) Combined Fixed Charge Ratio. Permit the Combined Fixed Charge Ratio at the end of the applicable Fiscal Quarter described below to be less than the ratio set forth opposite such Fiscal Quarter below:

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        FISCAL QUARTER ENDING                             RATIO
        ---------------------                             -----

        September 30, 2003                            0.90 to 1.00
        December 31, 2003                             0.95 to 1.00
        March 31, 2004                                0.90 to 1.00
        June 30, 2004                                 1.00 to 1.00
        September 30, 2004                            1.00 to 1.00
        December 31, 2004                             0.30 to 1.00

        (k) Amendment to Section 8.1(e). Effective as of the Amendment Effective Date, Section 8.1(e) of the Credit Agreement is deleted in its entirety and is replaced with the following in lieu thereof:

                        (e) Combined Consolidated Capital Expenditures Limitation. (i) Permit Combined Consolidated Capital Expenditures for the Fiscal Year ending December 31, 2003, to exceed $2,650,000, nor (ii) permit Combined Consolidated Capital Expenditures for the Fiscal Year ending December 31, 2004, to exceed $1,925,000 plus any amounts not in excess of Combined Consolidated Capital Expenditures that could have been made for the previous year (in an amount up to $600,000) but were not made, provided that the first dollars expended in such following year shall be considered as carried over from the previous year.

        (l) Amendment to Section 8.1(h). Effective as of the Amendment Effective Date, Section 8.1(h) of the Credit Agreement is deleted in its entirety and is replaced with the following in lieu thereof:

                        (h) Quarterly Combined Consolidated Operating Cash Flow. Permit Combined Consolidated Operating Cash Flow for the period of four consecutive Fiscal Quarters ended on the applicable date described below to be less than the amount set forth opposite such date below:

        DETERMINATION DATE                            MINIMUM AMOUNT
        ------------------                            --------------

        September 30, 2003                            $   16,700,000
        December 31, 2003                             $   16,500,000
        March 31, 2004                                $   17,100,000
        June 30, 2004                                 $   18,600,000
        September 30, 2004                            $   19,800,000
        December 31, 2004                             $   21,300,000

                        Notwithstanding the above, immediately upon the closing
                of the Divestiture, the minimum amount set forth above shall be reduced by 85% of the projected Consolidated Operating Cash Flow from such date forward with respect to the assets which are the subject of the Divestiture as reflected in the Borrowers' business plan as received on August 5, 2003, delivered to the Lenders.

        (m) Amendment to Section 11.7. Effective as of the Amendment Effective Date, Section 11.7(a) of the Credit Agreement is deleted in its entirety and is replaced with the following in lieu thereof:

                        (a) Notwithstanding Section 4.8, from and after the Trigger Date (so long as any Event of Default is continuing), all payments in respect of the Obligations and all proceeds of any collateral security for or guaranty of the Obligations received by the Administrative Agent shall be applied by the Administrative Agent to the Obligations, as follows:

                        First, to payment of that portion of the Obligations
                constituting fees, indemnities, expenses and other amounts owing with respect to the Loans (including attorney costs and expenses, financial advisory costs and expenses and amounts payable under Section 11.5) payable to the Administrative Agent in its capacity as such;

                        Second, to payment of that portion of the Obligations
                constituting fees, indemnities and other amounts owing with respect to the Loans (other than principal and interest) payable to the Lenders (including attorney costs and expenses and amounts payable under Section 11.5), ratably among them in proportion to the amounts described in this clause Second payable to them;

                        Third, to payment of that portion of the Obligations
                constituting accrued and unpaid interest on the Loans and unpaid Reimbursement Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

                        Fourth, to payment of that portion of the Obligations
                constituting unpaid principal of the Loans and unpaid Reimbursement Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them;

                        Fifth, to the Administrative Agent for the account of
                the Issuing Lender, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

                        Sixth, to the repayment of all other Obligations,
                ratably among the Lenders in proportion to the respective amounts described in this clause Sixth held by them; and

                        Last, the balance, if any, after all of the Obligations
                have been indefeasibly paid in full, to the Borrowers or as otherwise required by applicable law.

                        Amounts used to Cash Collateralize the aggregate undrawn
                amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

        Section 2. LIMITED CONSENT. Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Parents and the Borrowers made herein, the Lenders hereby consent to (a) Parent I entering into the Merger Agreement; provided that such Merger Agreement (i) requires payment in full of the Obligations, termination of the Commitments and cancellation of all outstanding Letters of Credit as a condition precedent to the effectiveness of the merger contemplated thereby and
(ii) provides that no amendment may be made thereto that is material and adverse to the interests of the Lenders without the written consent of the Majority Lenders, and (b) Parent I (on behalf of itself, the Borrowers and its other Subsidiaries) entering into the Operating Agreement; provided that such Operating Agreement provides that (i) no cash fee payments shall be payable by Parent I or its Subsidiaries to NMI thereunder prior to April 1, 2004, (ii) no amendment that is material and adverse to the interests of the Borrowers or the Lenders or that changes the method of determining the management fee thereunder or the terms of payment may be made thereto without the written consent of the Majority Lenders, (iii) neither party thereto may assign its rights and interests therein to any third party without the written consent of the Majority Lenders, (iv) copies of all notices sent thereunder shall be delivered to the Administrative Agent, and (v) no cash fee payments shall be payable at any time that a Default or Event of Default exists, and such Operating Agreement shall otherwise be upon the terms and conditions set forth in the form of Operating Agreement attached hereto as Exhibit A. The consents set forth in this Section 2 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be effected hereby.

        Section 3. LIMITED WAIVER. Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Parents and the Borrowers made herein, the Lenders hereby waive compliance by the Borrowers with (a) the required Combined Leverage Ratio set forth in Section 8.1(a) of the Credit Agreement at the end of the fiscal quarter ending on June 30, 2003, (b) the required Combined Senior Leverage Ratio set forth in Section 8.1(c) of the Credit Agreement at the end of the fiscal quarter ending on June 30, 2003, (c) the required Combined Fixed Charge Ratio set forth in Section 8.1(d) of the Credit Agreement at the end of the fiscal quarter ending on June 30, 2003, and (d) the required Combined Consolidated Operating Cash Flow set forth in Section 8.1(h) of the Credit Agreement at the end of the fiscal quarter ending on June 30, 2003 (collectively, the "Specified Defaults"). The waivers set forth in this Amendment are limited to the extent specifically set forth above in this Section 3, and no other terms, covenants or provisions of the Credit Agreement are intended to be waived hereby.

        Section 4. AMENDMENT TO CONSENT. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Parents and the Borrowers herein contained, the Parents, the Borrowers and the Lenders hereby agree to amend the Consent as set forth in this Section 4.

        (a) Amendment to Subparagraph (e). Effective as of the Amendment Effective Date, Subparagraph (e) of the Consent is deleted in its entirety and is replaced with the following in lieu thereof:

                        (e)     [Intentionally Deleted]

        (b) Amendment to Subparagraph (h). Effective as of the Amendment Effective Date, Subparagraph (h) of the Consent is deleted in its entirety and is replaced with the following in lieu thereof:

                        (h) the Borrowers shall comply with Section 10 of that certain Limited Waiver, Consent and Seventh Amendment to Credit Agreement dated as of September 5, 2003, executed by and among the Borrowers, the Administrative Agent and the Lenders; and

        Section 5. AMENDMENT FEE. The Borrowers shall pay to the Administrative Agent, for the pro rata benefit of each Lender, an amendment fee (the "Amendment Fee") equal to the product of (a) 0.05% multiplied by (b) an amount equal to the sum of (i) such Lender's portion of the Revolving Credit Commitment plus (ii) the aggregate principal amount of the Term B Loan and the Term C Loan owed to such Lender as of the Amendment Effective Date. The Amendment Fee shall be earned and due and payable as of the Amendment Effective Date.

        Section 6. SIXTH AMENDMENT FEE. Notwithstanding anything in the Sixth Amendment to the contrary, the amendment fee described in the Sixth Amendment (the "Sixth Amendment Fee") shall be due and payable as set forth in this
Section 6. The Sixth Amendment Fee shall be equal to the product of (a) 0.20% multiplied by (b) an amount equal to the sum of (i) such Lender's portion of the Revolving Credit Commitment plus (ii) the aggregate principal amount of the Term B Loan and the Term C Loan owed to such Lender, after the application of the proceeds of the Divestiture to the Loans. The Sixth Amendment Fee shall be payable from the proceeds of the Divestiture on the closing date of the Divestiture if such closing occurs on or prior to December 31, 2003; provided that if the closing of the Divestiture does not occur prior to December 31, 2003, such fee shall in any event be due and payable on the earlier of December 31, 2003, and the date upon which the Lenders shall have received payment in full of the Obligations and termination of the Commitments including outstanding letters of credit, and in such event, notwithstanding anything herein to the contrary, such Sixth Amendment Fee shall be equal to the product of (a) 0.20% multiplied by (b) an amount equal to the sum of (i) such Lender's portion of the Revolving Credit Commitment plus (ii) the aggregate principal amount of the Term B Loan and the Term C Loan owed to such Lender on the date of payment of such Sixth Amendment Fee.

        Section 7. CONTINGENT FEE. The Borrowers shall pay to the Administrative Agent, for the pro rata benefit of each Lender, an additional amendment fee (the "Contingent Fee") equal to the product of (a) 1.25% multiplied by (b) an amount equal to the sum of (i) such

Lender's portion of the Revolving Credit Commitment plus (ii) the aggregate principal amount of the Term B Loan and the Term C Loan owed to such Lender as of the Amendment Effective Date. The Contingent Fee shall be earned and due and payable as of the Amendment Effective Date; provided that payment thereof shall be deferred until the earlier of (A) December 31, 2004, or (B) the date upon which the Lenders shall have received payment in full of the Obligations, termination of the Commitments and cancellation of all outstanding Letters of Credit; and provided further that the Contingent Fee shall be forgiven if on or prior to April 30, 2004, the Lenders shall have received payment in full of the Obligations and termination of the Commitments including outstanding letters of credit.

        Section 8. RELEASE

        (a) Each Borrower, each Parent, and each Subsidiary of Borrowers (collectively, the "Borrower Parties") hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which any Borrower Party ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Loan Documents, the Loans or Letters of Credit or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

        (b) Each Borrower Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

        (c) The agreements of each Borrower Party set forth in this Section 8 shall survive termination of this Amendment and the other Loan Documents.

        Section 9. CONDITIONS PRECEDENT

        The terms and conditions contained in this Amendment shall be effective on the earliest date that each of the following conditions precedent shall have been satisfied and only if all of the following conditions precedent are satisfied on or prior to September 30, 2003 (the "Amendment Effective Date"):

        (a) Execution and Delivery of this Amendment and other Documentation. The Administrative Agent shall have received a copy of this Amendment and any other documentation the Administrative Agent reasonably requests, executed and delivered by each of the Loan Parties and by each of the Lenders, where applicable, in form and substance satisfactory to the Administrative Agent.

        (b) Extension of Evansville Drop-Dead Date. The "Drop-Dead Date", as defined in the Asset Purchase Agreement executed in connection with the Divestiture, shall have been extended to a date no earlier than December 30, 2003 upon terms and conditions otherwise consistent with the Asset Purchase Agreement.

        (c) Representations and Warranties. Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Amendment Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.

        (d) No Default. Other than the Specified Defaults, no Default or Event of Default shall have occurred and be continuing, or would result from the execution of this Amendment, the Loan Documents, or the transactions contemplated therein.

        (e) Fees and Expenses. The Borrowers shall have paid all reasonable out-of-pocket fees and expenses incurred on or prior to the date of this Amendment by Administrative Agent or any Lender in connection with the Loan Documents, including this Amendment, including legal and other professional fees and expenses, including, without limitation, the reasonable fees and expenses of Winstead Sechrest & Minick P.C. and KPMG LLP, in each case for which invoices have been received prior to the date hereof.

        (f)     Amendment Fee. The Borrowers shall have paid the Amendment Fee.

        Section 10. COVENANTS.

        Delivery of Auditors' Opinion and Certificate. The Borrowers shall furnish to the Administrative Agent (with copies for each of the Lenders), not later than the fifteenth (15th) day after the Amendment Effective Date, the unqualified auditors' opinion (or the equivalent thereof) required under Section 7.1(a) of the Credit Agreement for the Borrowers' financial statements for the fiscal year ended December 31, 2002, and the related certificates described in
Section 7.2(a) of the Credit Agreement. The Borrowers acknowledge and agree that failure to comply with this Section 10 will result in an immediate Event of Default with no notice, grace or cure period.

        Section 11. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Parents and the Borrowers jointly and severally represent and warrant to the Administrative Agent and the Lenders as follows:

        (a) Authorization; No Contravention. The execution, delivery and performance by the Loan Parties of this Amendment and any other documents executed in connection herewith, have been duly authorized by all necessary partnership, corporate or limited liability company action, as applicable, and do not and will not (i) contravene the terms of any Charter Documents of any Loan Party, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which any Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which any Loan Party is a party or its property is subject, or (iii) violate any Requirement of Law.

        (b) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any Governmental Authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Amendment or any other document executed in connection herewith.

        (c) No Default. After giving effect to this Amendment, no Default or Event of Default exists under any of the Loan Documents. No Loan Party is in default under or with respect to (i) its Charter Documents or (ii) any material Contractual Obligation of such Person. The execution, delivery and performance of this Amendment shall not result in any default under any Contractual Obligation of any Loan Party in any respect.

        (d) Binding Effect. This Amendment and any other documents executed in connection herewith constitute the legal, valid and binding obligations of the Loan Parties that are parties thereto, enforceable against such Loan Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

        (e) Representations and Warranties. The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, as if such representations and warranties were being made on and as of the Amendment Effective Date.

        Section 12. MISCELLANEOUS

        (a) Ratification and Confirmation of Loan Documents. Except for the specific amendments expressly set forth in this Amendment, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Document.

        (b) Fees and Expenses. The Parents and the Borrowers jointly and severally agree to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

        (c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

        (d) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

        (e) Counterparts and Amendment Effective Date. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

        (f) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        (g) Affirmation of Guarantees. Notwithstanding that such consent is not required thereunder, each of the Parents, the Borrowers and the Subsidiaries of the Parents and the Borrowers hereby consent to the execution and delivery of this Amendment by the parties hereto and reaffirm their respective obligations under each of their respective Guaranty Agreements.

        (h) Liens. Each of the Parents, the Borrowers and the Subsidiaries agree hereby that all Liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Obligations including but not limited to those under the Security Documents are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations and this Amendment shall not affect the priority of such Liens. Nothing in this Amendment shall in any manner diminish, impair or extinguish any of the Liens securing the Obligations, the Guaranty Agreements, or the other Loan Documents or be construed as a novation in any respect.

        (i) Sixth Amendment. The parties hereto acknowledge and agree that Sections 1(a), (b), (c), (f), (g), (h), (i), (j) and (k) of the Sixth Amendment have not as of the date hereof become effective and are hereby superceded by the terms of this Amendment.

                  [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to Credit Agreement to be duly executed and delivered by their proper and duly authorized officers effective as of the day and year first above written.

                                        BORROWERS:

                                        QUORUM BROADCASTING COMPANY, LLC
                                        QUORUM BROADCASTING COMPANY, INC.


                                        By: /s/ Patrick Bratton
                                           -------------------------------------
                                                Patrick Bratton
                                                Vice President - Finance

                                        VHR BROADCASTING, INC.


                                        By: /s/ Cathy J. Viola
                                           -------------------------------------
                                                Cathy J. Viola
                                                Chief Financial Officer

                                        MISSION BROADCASTING OF AMARILLO, INC.


                                        By: /s/ Nancie J. Smith
                                           -------------------------------------
                                                Nancie J. Smith
                                                Vice President

                                        PARENTS:

                                        QUORUM BROADCAST HOLDINGS, LLC
                                        QUORUM BROADCAST HOLDINGS, INC.


                                        By: /s/ Patrick Bratton
                                           -------------------------------------
                                                Patrick Bratton
                                                Vice President - Finance

                                        SUBSIDIARIES:

                                        QUORUM BROADCASTING OF MISSOURI, INC.
                                        QUORUM BROADCASTING OF INDIANA, INC.
                                        QUORUM BROADCASTING OF LOUISIANA, INC.
                                        QUORUM BROADCASTING OF TEXAS, INC.
                                        QUORUM BROADCASTING OF UTICA, INC.
                                        QUORUM BROADCASTING OF ROCKFORD, LLC
                                        QUORUM OF MISSOURI LICENSE, LLC
                                        QUORUM OF INDIANA LICENSE, LLC
                                        QUORUM OF LOUISIANA LICENSE, LLC
                                        QUORUM OF TEXAS LICENSE, LLC.
                                        QUORUM OF ROCKFORD LICENSE, LLC
                                        QUORUM OF UTICA LICENSE, LLC


                                        By: /s/ Patrick Bratton
                                           -------------------------------------
                                        Name:   Patrick Bratton
                                        Title:  VP-Finance of each of the
                                                above-named Subsidiaries

                                        QUORUM OF MONTANA, INC.
                                        QUORUM OF MARYLAND, INC.
                                        QUORUM OF FORT WAYNE, INC.
                                        QUORUM OF AMARILLO, INC.
                                        QUORUM OF MISSOURI, INC.
                                        QUORUM OF TEXAS, INC.
                                        QUORUM BROADCASTING OF MONTANA, LLC
                                        QUORUM BROADCASTING OF MARYLAND, LLC
                                        QUORUM BROADCASTING OF FORT WAYNE, LLC
                                        QUORUM BROADCASTING OF AMARILLO, LLC
                                        QUORUM BROADCASTING OF MISSOURI, LLC
                                        QUORUM BROADCASTING OF TEXAS, LLC
                                        QUORUM OF MONTANA LICENSE, LLC
                                        QUORUM OF MARYLAND LICENSE, LLC
                                        QUORUM OF FORT WAYNE LICENSE, LLC
                                        QUORUM OF AMARILLO LICENSE, LLC


                                        By: /s/ Patrick Bratton
                                           -------------------------------------
                                        Name:   Patrick Bratton
                                        Title:  VP-Finance of each of the
                                                above-named Subsidiaries

                                        VHR BROADCASTING OF LUBBOCK, INC.
                                        VHR BROADCASTING OF SPRINGFIELD, INC.
                                        VHR LUBBOCK LICENSE, INC.
                                        VHR SPRINGFIELD LICENSE, INC.


                                        By: /s/ Cathy J. Viola
                                           -------------------------------------
                                                Cathy J. Viola
                                                Chief Financial Officer of each
                                                of the above-named Subsidiaries

                                        MISSION BROADCASTING OF AMARILLO
                                        LICENSE, INC.


                                        By: /s/ Nancie J. Smith
                                           -------------------------------------
                                                Nancie J. Smith
                                                Vice President of the
                                                above-named Subsidiary


                                        ADMINISTRATIVE AGENT:

                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent


                                        By: /s/ William E. Livingstone, IV
                                           -------------------------------------
                                                William E. Livingstone, IV
                                                Managing Director

                                        LENDERS:

                                        BANC OF AMERICA STRATEGIC SOLUTIONS,
                                        INC.


                                        By: /s/ William E. Livingstone, IV
                                           -------------------------------------
                                                William E. Livingstone, IV
                                                Managing Director

                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        NEDERLAND", NEW YORK BRANCH


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        By: /s/ Richard A. Matthews
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:  Exec. Director - [ILLEGIBLE]


                                        Deutsche Bank Trust Company Americas
                                        (f/k/a Bankers Trust Company)


                                        By: /s/ Susan L. LeFevre
                                           -------------------------------------
                                        Name:   Susan L. LeFevre
                                        Title:  Director

                                        BANK OF MONTREAL, CHICAGO BRANCH


                                        By: /s/ Bin Laurence
                                           -------------------------------------
                                        Name:    Bin Laurence
                                        Title:   Director


                                        FRANKLIN FLOATING RATE TRUST


                                        By: /s/ Richard D' Addario
                                           -------------------------------------
                                        Name:   Richard D' Addario
                                        Title:  Vice President


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION (f/k/a Heller
                                        Financial, Inc.)


                                        By: /s/ Karl Kieffer
                                           -------------------------------------
                                        Name:   Karl Kieffer
                                        Title:  Duly Authorized Signatory

                                        US BANK, NATIONAL ASSOCIATION
                                        (f/k/a Firstar Bank, N.A.)


                                        By: /s/ David L. Orf
                                           -------------------------------------
                                        Name:   David L. Orf
                                        Title:  Vice President

                                        MASTER SENIOR FLOATING RATE TRUST


                                        By: /s/ Greg Spencer
                                           -------------------------------------
                                        Name:   Greg Spencer
                                        Title:  Authorized Signatory

                                        MERRILL LYNCH PRIME RATE PORTFOLIO

                                        By:     Merrill Lynch Investment
                                                Manager, L.P.,
                                                as Investment Advisor


                                                By: /s/ Greg Spencer
                                                   -----------------------------
                                                Name:   Greg Spencer
                                                Title:  Authorized Signatory

                                        NORTHWOODS CAPITAL, LIMITED

                                        By:     Angelo, Gordon & Co., L.P., as
                                                Collateral Manager


                                                By: /s/ John W. Fraser
                                                   -----------------------------
                                                Name:   John W. Fraser
                                                Title:  Managing Director

                                        SOCIETE GENERALE, NEW YORK BRANCH


                                        By: /s/ Elaine Khalil
                                           -------------------------------------
                                        Name:   Elaine Khalil
                                        Title:  Director

                                        SRF TRADING, INC.


                                        By: /s/ Diana M. Hines
                                           -------------------------------------
                                        Name:   Diana M. Hines
                                        Title:  Assistant Vice President


                                        SRF 2000, INC.


                                        By: /s/ Diana M. Hines
                                           -------------------------------------
                                        Name:   Diana M. Hines
                                        Title:  Assistant Vice President

                                        THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                        By: /s/ Michael V. Monahan
                                           -------------------------------------
                                        Name:   Michael V. Monahan
                                        Title:  Vice President

                                        WOODSIDE CAPITAL PARTNERS II, LLC


                                        By: Woodside Capital Management, LLC
                                            its duly authorized Manager


                                        By: /s/ Daphne J. Firth
                                           -------------------------------------
                                        Name:   Daphne J. Firth
                                        Title:  EVP

                                        GSC PARTNERS GEMINI FUND LIMITED,
                                        as Lender

                                                By: GSCP (NJ), L.P., as
                                                    Collateral Monitor
                                                 By: GSCP (INC.), L.P., its
                                                     General Partner


                                                By: /s/ Harvey E. Siegel
                                                   -----------------------------
                                                Name:   Harvey E. Siegel
                                                Title:  Authorized Signatory

                                        VAN KAMPEN PRIME RATE INCOME TRUST

                                        By:     Van Kampen Investment Advisory
                                                Corp.


                                                By: /s/ Christina Jamieson
                                                   -----------------------------
                                                Name:   Christina Jamieson
                                                Title:  Vice President

                                        VAN KAMPEN SENIOR INCOME TRUST

                                        By:     Van Kampen Investment Advisory
                                                Corp.


                                                By: /s/ Frank Sherron
                                                   -----------------------------
                                                Name:   Frank Sherron
                                                Title:  Vice President

                                        LIBERTY FLOATING RATE ADVANTAGE FUND

                                                By: STEIN ROE & FARNHAM
                                                INCORPORATED, AS ADVISOR


                                                By: /s/ Kathleen A. Zam
                                                   -----------------------------
                                                Name: Kathleen A. Zam
                                                Title: Senior Vice President

                                        STEIN ROE FLOATING RATE LIMITED
                                        LIABILITY COMPANY

                                                By: STEIN ROE & FARNHAM
                                                INCORPORATED, AS ADVISOR


                                                By: /s/ Kathleen A. Zam
                                                   -----------------------------
                                                Name: Kathleen A. Zam
                                                Title: Senior Vice President

                                        STEIN ROE & FARNHAM CLO I LTD

                                                By: Stein Roe & Farnham
                                                    Incorporated, as Portfolio
                                                    Manager


                                                By: /s/ Kathleen A. Zam
                                                   -----------------------------
                                                Name:   Kathleen A. Zam
                                                Title:  Senior Vice President